CERTIFICATE OF OWNERSHIP
Evidencing A Fractional Undivided Interest In



Number         Glickenhaus Value Portfolios                              Units
               The 1996 Equity Collection



         Description of Trust                   Plan of Distribution


                                                          Cusip
This is to
certify that




is the owner and registered holder of this Certificate evidencing the ownership of unit(s)


of fractional undivided interest in Glickenhaus Value Portfolios of the above Series (hereinafter called the "Trust") created under the laws of the State of New York by a Trust Indenture and Agreement as incorporated by a Reference Trust Agreement applicable to the above Series (hereinafter collectively called the "Indenture") among GLICKENHAUS & CO., as Depositor, such other co-Depositors, if any, identified in the Indenture, and THE BANK OF NEW YORK, as Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the holder of this Certificate by virtue of the acceptance hereof assents and is bound, a copy of which is on file and available for inspection at the unit investment office of the Trustee. The Depositor(s) hereby grant and convey all of their right, title and interest in and to the Trust to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture. This Certificate is transferable and interchangeable by the registered holder in person or by his duly authorized attorney at the unit investment trust office of the Trustee upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and payment of any applicable fees and expenses.

         This Certificate shall not become valid or binding for any purpose until properly executed by the Trustee under the Indenture.

334355.1

         IN WITNESS WHEREOF, Glickenhaus & Co., as Depositor and, if applicable, as agent for its co-Depositors, has caused this Certificate to be executed in facsimile by a duly authorized officer and The Bank of New York, as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.



GLICKENHAUS & CO.
  Depositor



By: __________________________________            Date:
         Authorized Signatory




THE BANK OF NEW YORK,
  Trustee



By: ___________________________________
         Authorized Officer







         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -         as tenants in common
         TEN ENT -         as tenants by the entireties
         JT TEN  -         as joint tenants with right of survivorship and
                           not as tenants in common

         UNIF GIFT MIN ACT - ____________________ Custodian _________________
______________
                                     (Cust)
(Minor)

                                            Under Uniform Gifts to Minors Act



334355.1

                                        _____________________________________
                                                                (State)

Additional abbreviations may also be used though not in the above list.

334355.1

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                              (FORM OF ASSIGNMENT)



For Value Received, __________________________________________________
hereby sell, assign and transfer _______________ Units
represented by this
Certificate unto ______________________________________________________
_______________________________________________________________________

                             SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
                                     OF ASSIGNEE MUST BE PROVIDED
                             ____________________________________________

and does hereby irrevocably constitute and appoint _______________________ ________________________________________________________________, attorney, to transfer said Units on the books of the Trustee, with full power of substitution in the premises.

Dated:                                  ________________________________

SIGNATURE(S) GUARANTEED BY


                                        _________________________________
_________________________________       NOTICE:  The signature(s)
to this
                    Firm or Bank        assignment must
                                        correspond with the
                                        name(s) as written upon
                                        the face of the
                                        Certificate in every
                                        particular, without
                                        alteration or
                                        enlargement or any change
-------------------------------------   whatever.
            Authorized Signature



Signature(s) must be guaranteed by
a member or participant of the
Securities Transfer Agents

334355.1

Medallion Program (STAMP), Stock
Exchanges Medallion Program (SEMP)
or New York Stock Exchange, Inc.
Medallion Signature Program (MSP).

334355.1